1 Speakers: Donald E. Morel, Jr. Chairman and Chief Executive Officer William J. Federici Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Fourth-Quarter 2012 Analyst Conference Call 9 a.m. Eastern Time, February 21, 2013 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate please dial: U.S. toll-free - (800) 573-4840 or International - (617)224-4326. The passcode is 15317330. A replay will be available on the web site two hours after the live call and through February 28, 2013. To access the replay by telephone please dial: U.S. toll-free - (888) 286-8010 or International - (617) 801-6888. The passcode 97318921. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2013 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

3 Fourth-Quarter Summary Results (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 15-18), “Cautionary Statement” (Slide 2) and see “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. ($ millions, except per-share data) Three Months Ended December 31, 2012 2011 Net Sales $ 321.5 $295.4 Gross Profit 97.5 85.3 Reported Operating Profit 31.5 26.9 Adjusted Operating Profit(1) 32.0 28.9 Reported Diluted EPS $ 0.60 $ 0.54 Adjusted Diluted EPS(1) $ 0.61 $ 0.59

4 Fourth-Quarter Operating Results  Overall sales growth 8.8% (10.6% at constant currency) • Pharmaceutical Packaging Systems 8.3% (10.5% at constant currency)  High-value products grew 17.5% at constant currency  Backlog continues to grow • Pharmaceutical Delivery Systems up 10.2% (11.1% at constant currency)  Persistent strength in U.S. healthcare manufacturing  Proprietary systems grew 30.4% constant currency, • 25% of segment sales  Gross Profit Margin increased 1.4 percentage points to 30.3% • Growth in high-value packaging yielded more profitable sales mix  R&D investments increase for SelfDose, SmartDose products  SG&A cost increases: • Performance-based compensation • Relocation costs • People and project investments to sustain growth

5 Full-Year Summary Results (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 15-18), “Cautionary Statement” (Slide 2) and see “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. ($ millions, except per-share data) Year Ended December 31, 2012 2011 Net Sales $ 1,266.4 $1,192.3 Gross Profit 387.7 339.3 Reported Operating Profit 135.1 109.6 Adjusted Operating Profit(1) 141.8 117.6 Reported Diluted EPS $ 2.30 $ 2.16 Adjusted Diluted EPS(1) $ 2.76 $ 2.33

6 Expansion and Product Development  Current growth in high-value packaging driven by innovations/investments: • Led by FluroTec and Westar • Customers migrating to Westar RU, NovaPure • Recent HVP finishing capacity investments are paying off  China elastomer facility completed, in validation • Commercial production in Q2 2013  India rubber and metal facility delayed start-up • Commercial production of metal seals planned for 2014 • Elastomers to follow  Daikyo Crystal Zenith® resin products • Existing capacity currently fully utilized • Q4 sales encouraging, 2012 annual sales of $9.0 million • Anticipate increase in number of customer products in formal stability  Growth in safety and administration products • Growing volumes and interest in safety products • Developmental milestone achievements contributed to 2012 results • SmartDose pre-clinical and market development progressing Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.

7 2013 Outlook  Sales growth 6% to 8%, excluding currency  Pharmaceutical Systems: • High-value products growth improves sales mix • Customer inventory-building • Operating efficiencies • Managing lead-times  Delivery Systems: • Growth in proprietary product sales • Contract manufacturing of healthcare products  Adjusted EPS in the range of $2.97 to $3.17  Currency and commodity volatility • Key currency assumption $1.33/Euro

8 Change in Consolidated Sales Fourth-Quarter 2011 to 2012 ($ millions) $321.5 ($5.4) $22.1 $9.4 $295.4 2011 Sales Volume & Mix Sales Price Currency 2012 Sales

9 Change in Consolidated Gross Profit Margin % Fourth-Quarter 2011 to 2012 30.3% (0.7%) (1.1%) 2.0% 1.2% 28.9%

10 Change in Fourth-Quarter SG&A Costs 2011 to 2012 ($ millions) $58.6 $3.0 $2.7 $2.1 $1.4 $0.7 $0.3 $48.4

11 Cash Flow Metrics ($ millions) Year Ended December 31, 2012 2011 Depreciation and amortization $76.9 $75.7 Operating cash flow $187.4 $130.7 Capital expenditures $131.3 $95.4

12 Summary Balance Sheet Information ($ millions) As of December 31, 2012 December 31, 2011 Cash and cash equivalents $161.9 $91.8 Debt $411.5 $349.4 Equity $728.9 $654.9 Net debt to total invested capital† 25.5% 28.2% Working capital $295.5 $228.8 † Net debt to total invested capital is a Non-GAAP measure, which management believes provides a useful measure of the comparative degree of West’s financial leverage. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity.

13 2013 Full-year Financial Guidance ($ millions, except EPS) Estimated 2013 Revenue(1) Estimated Gross Profit %(1) Pharmaceutical Packaging Systems Segment $990 - $1020 34.7% to 35.1% Pharmaceutical Delivery Systems Segment $370 - $380 20.5% to 21.5% Consolidated $1,360 - $1,400 30.7% - 31.3% 2013 Adjusted Diluted EPS(1)(2) Estimate $2.97 - $3.17 (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.33 for the year of 2013. Actual results will vary as a result of variability of exchange rates, among other items. (2) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures”(Slides 15- 18),“Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items.

14 Selected Factors Expected to Impact 2013 and Comparative Analytics  Pricing will not contribute substantially to revenue growth and profit margin  High-value packaging and proprietary product growth to continue to drive sales and mix  Customer inventory building continues, but not indefinitely  New facility start-up costs  Currency is helping at the outset of the year, volatility  Reference oil prices rising in recent weeks  R&D Credit restored in 2013, none recognized in 2012 See “Cautionary Statement” on slide 2. This is not an exclusive list of risks associated with the forward looking statements included in today’s press release, analyst call and this presentation.

15 Non-GAAP Financial Measures(1) Three Months Ended December 31, 2012 and 2011 (in millions, except per share data) (1) See “Notes to Non-GAAP Financial Measures” (Slides 15-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Three-months ended December 31, 2012 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) 31.5$ 7.3$ 21.1$ 0.60$ Restructuring, impairment & related charges 0.2 0.4 (0.2) - Acquisition-related contingencies 0.3 (0.1) 0.4 0.01 Adjusted (Non-GAAP) 32.0$ 7.6$ 21.3$ 0.61$ Three-months ended December 31, 2011 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) 26.9$ 5.5$ 18.9$ 0.54$ Restructuring, impairment & related charges 1.0 0.4 0.6 0.02 Acquisition-related contingencies 0.2 - 0.2 - Special separation benefits 0.8 0.3 0.5 0.01 Discrete tax items - (0.6) 0.6 0.02 Adjusted (Non-GAAP) 28.9$ 5.6$ 20.8$ 0.59$

16 Non-GAAP Financial Measures(1) Year-Ended December 31, 2012 and 2011 (in millions, except per share data) (1) See Slide 2, “Cautionary Statement” and “Non-GAAP Financial Measures,” Slide 17, “Notes to Non-GAAP Financial Measures,” and today’s press release for an explanation of these items. Year ended December 31, 2012 Operating profit Loss on debt extinguishment Income tax expense Net income Diluted EPS Reported (GAAP) 135.1$ 11.6$ 32.7$ 80.7$ 2.30$ Restructuring, impairment & related charges 5.5 2.0 3.5 0.10 Acquisition-related contingencies 1.2 0.2 1.0 0.03 Extinguishment of debt (11.6) 1.8 9.8 0.27 Discrete tax items (2.1) 2.1 0.06 Adjusted (Non-GAAP) 141.8$ - 34.6$ 97.1$ 2.76$ Year ended December 31, 2011 Operating profit Income tax expense Net income Diluted EPS Report (GAAP) 109.6$ 23.5$ 75.5$ 2.16$ Restructuring, impairment & related charges 5.3 1.8 3.5 0.09 Acquisition-related contingencies (0.2) - (0.2) (0.01) Special separation benefits 2.9 1.1 1.8 0.05 Discrete tax items (1.4) 1.4 0.04 Adjusted (Non-GAAP) 117.6$ 25.0$ 82.0$ 2.33$

17 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see today’s press release and Safe Harbor Statement. Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Adjusted operating profit  Adjusted net income  Adjusted diluted EPS  Net debt  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables. Please see “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

18 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see today’s press release and Safe Harbor Statement. RECONCILIATION OF 2013 ADJUSTED DILUGED EPS GUIDANCE TO 2013 REPORTED GUIDANCE Full Year 2013 Guidance (1)(2) Adjusted diluted EPS guidance $2.97 to $3.17 2012 R&D tax credit .03 Reported diluted EPS guidance $3.00 to $3.20 (1)Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.33 for the remainder of 2013. Actual results will vary as a result of, among other things, exchange rate variability. (2)The 2013 consequences of those items described in “Non-GAAP Financial Measures,” which were excluded from the calculation of adjusted diluted EPS in 2012 (Slide 16), and similar items that may be incurred during 2013, are excluded from the adjusted diluted EPS guidance for 2013.